EXHIBIT 4.1

Provision of Materials Agreement

Between

Yankuang Group Co., Ltd.

And

Yanzhou Coal Mining Co., Ltd.

October 31, 2008

The Agreement is made and come into force of this      day of October 31, 2008 in Zoucheng City, Shandong Province, between

Yankuang Group Co., Ltd., a limited liability company under the laws of P.R. of China, a state owned enterprise having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000018019807, and its legal representative of Geng Jiahuai (hereinafter referred to as “Yankuang Group”).

and

Yanzhou Coal Mining Co., Ltd., a limited liability company under the laws of P.R. of China, listing in Shanghai, Hong Kong and New York Stock Exchange, having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000400001016, and its legal representative of Wang Xin (hereinafter referred to as “the Company”).

Whereas:

1.	On September 25, 1997, Yankuang Group, as the only sponsor, pursuant to China Laws, founded the Company. As a part of the reorganization, Yankuang Group injected assets and liabilities relevant to major coal production business into the Company, and Yankuang Group retained remaining assets and liabilities.

2.	After IPO and listing of the Company in Shanghai, Hong Kong, New York Stock Exchange separately, Yankuang Group remains the controlling stockholder of the Company, holding 52.86% of stocks in the Company by the date of the agreement.

3.	On January 10, 2006, Yankuang Group and the Company entered into Provision of Materials and Water Supply Agreement, which were ratified by independent directors on March 24, 2006. This agreement was effective since January 1, 2006 to December 31, 2008. Pursuant to the Provision of Materials and Water Supply Agreement, Yankuang Group daily provided the Company with materials and water.

4.	According to the latest conditions, Yankuang Group continues providing the Company with materials but not water supply. The Company will purchase water supply from Zoucheng Municipal Water Supply Management Committee directly.

Pursuant to Contract Law of the People’s Republic of China, relevant laws and regulations, and listing company supervision rules, Yankuang Group and the Company, through friendly discussion, agree on provision of materials as below:

1.	Definitions and explanations

1.1	Definition

In this circular, unless the context requires otherwise, the following expressions have the following meaning:

“Agreement provision”	Provision of materials

“Existing Continuing Connected Transaction Agreements”	the agreement in relation to the Existing Continuing Connected Transactions entered into between Yankuang Group and the Company on 10 January 2006, namely, the Provision of Materials and Water Supply Agreement

“Fiscal year”	Each year from January 1 and ended December 31

“Half a year”	For a fiscal year, it means from January 1 to June 30 or from July 1 to December 31

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“Market price”	In applicable circumstance, the market price of agreement provision under the agreement calculated in accordance with article 4.2

“Materials”	Cement, mining cables and other stuff, equipments materials provided by Yankuang Group and its subsidiaries or contact persons, pursuant to article 2.1 of the agreement, with the Company and its subsidiaries

“PRC”	People’s Republic of China

“RMB”	Renminbi, the lawful currency of the PRC

“State regulated price”	Agreement provision price set in accordance with article 4.3

“subsidiaries”	Holding subsidiaries and other affiliates of Yankuang Group and the Company.

1.2	Explanation

Unless contrary intention appears, otherwise,

a.	In the agreement, involving in provision of materials, both Yankuang Group and the Company mean itself and its subsidiaries, and Yankuang Group also includes its frequently contact persons (“contact persons” has the meaning ascribed to it in the Rules Governing the Listing of Securities of the Stock Exchange of Hong Kong Limited), in addition, the subsidiaries of Yankuang Group excluding the Company and its subsidiaries;

b.	One party in the agreement and any other agreements include its successors or approved assignees, in case;

c.	Articles and appendixes mean articles and appendixes of this agreement;

d.	Any article of the agreement should not be understood as forbidden the agreement to be postponed, revised, modified or supplemented; and

e.	The title of the agreement is short for use, which do not influence the content and explanation of the agreement.

2.	Agreement provision

2.1	Agreement provision provided by Yankuang Group with the Company in accordance with the agreement includes: cement, belt, mining cable, supporting roller, timber, bearing, hydraulic support, belt conveyor and other mining equipment, etc.

2.2	Yankuang Group shall provide the Company with agreement provision in accordance with this agreement and specific requirements (including but not limited to quantity, quality) in the written supplement frequently agreed by the parties.

2.3	Yankuang Group undertakes that, in any case, the charge for provision of materials by Yankuang Group is not higher than that to an independent third party. In appropriate circumstances, Yankuang Group charge favorable price.

2.4	Pursuant to the articles and terms in this agreement, the Company shall buy materials from Yankuang Group. Besides frequent written supplement confirming buying materials from Yankuang Group, the Company does not have the duty to buy all materials from Yankuang Group.

2.5	If articles or terms on provision of the same materials made by any third party are more favorable than that of Yankuang Group, or materials provided by Yankuang Group can not satisfy the Company in any way (including quality, quantity), then, the Company has the right to purchase the same materials from a third party. To avoid doubt, in any case, the Company does not oblige to purchase agreement provision only from Yankuang Group.

3.	Way to operate

3.1	The Company shall submits the materials demand plan of next year or service adjustment plan of the year (“annual provision plan”) to Yankuang Group before November 31each year. The parties shall agree on the plan before December 31 of the year. If the materials demand plan of next year of the Company is identical to the year before, Yankuang Group has to meet the demand.

3.2	The parties and their subsidiaries and Yankuang Group’s contact persons, shall enter into specific materials provision contract in accordance with this agreement (include annual provision plan developed under this agreement).

3.3	During the implementation of the annual provision plan or specific provision contract, if necessary and agreed by the parties, the annual provision plan or specific provision contract can be adjusted.

3.4	The charge of agreement provision can be paid in one time or by installments.

3.5	Before the last business day of each calendar month, the parties shall enter the items of account payable or account receivable of continuing connected transaction into the account book. All the payments of continuing connected transaction of each calendar month, excluding unfinished transaction or disputed ones, shall be settled in the next month.

4.	Pricing benchmark of agreement provision

4.1	Price of agreement provision is determined by market price, which should be calculated and estimated before the beginning of the fiscal year as possible.

4.2	Price of agreement provision is determined by market price and general business regulations as below:

a.	The prices of same or similar agreement provision by an independent third party in the area of provision or in the vicinity, in accordance with the general business regulations during its daily business operation; or

b.	When item (a) is not applicable, the prices of the same or similar provision by an independent third party within PRC territory, in accordance with the general business regulations during its daily business operation.

4.3	At any time, if the state regulated price is effective and applicable to the agreement provision of this agreement, the parties have to agree to adopt state regulated price, which is set to specific provision of services in accordance to laws, regulations, decrees or pricing policies made by relevant Chinese governments (depend on specific circumstances).

5.	Representations, warranties and undertakings by Yankuang Group

5.1	Yankuang Group, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

5.2	Yankuang Group has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

5.3	The entrance or the implementation of this agreement by Yankuang Group neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

5.4	Yankuang Group undertakes that, the standard of materials under this agreement provided by the Company or its subsidiaries or contact persons (depend on specific circumstances) will not lower than that to any independent third party.

5.5	Yankuang Group undertakes that, it will provide the Company with materials in accordance with the requirements and standards frequently discussed and set by the parties.

5.6	Yankuang Group undertakes that, it has enough qualified employees, following guidance and instruction, to provide the Company with agreement provision that can meet the reasonable requirements by the Company.

5.7	Yankuang Group promises that, it will primarily provide the materials under this agreement to the Company. And the Company enjoys preferential right to purchase the same materials provided by Yankuang Group for any other third party (including but not limited to any other third party relevant to Yankuang Group).

5.8	If the materials under this agreement are provided by its subsidiaries and/or contact persons, Yankuang Group promises that the provision to the Company and/or its subsidiaries will conform to the articles of this agreement.

5.9	If the agreement provision by its subsidiaries and/or contact persons violates the articles of this agreement, Yankuang Group promises to accept responsibility.

5.10	Yankuang Group promises to the Company that, it will prompt its subsidiaries and contact persons to take any necessary action to fulfill the obligations under this agreement.

5.11	Yankuang Group undertakes that, during the execution of this agreement, it will take reasonable measures avoiding losses of the Company; otherwise, it will make compensation.

6.	Representations, warranties and undertakings by the Company

6.1	The Company, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

6.2	The Company has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

6.3	The entrance or the implementation of this agreement by the Company neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

6.4	The Company undertakes to pay Yankuang Group for the agreement provision in time in accordance with this agreement.

7.	Termination of Supply

7.1	If the Company can not easily to obtain similar materials from a third party in the same conditions under this Agreement, Yankuang Group shall not be able to terminate such materials supply for any reason under this Agreement.

7.2	Without breach of Item 7.1, any party can terminate certain types of materials supply or purchase by giving written notice of termination to the other party, not less than 12 months ago. Termination notice must describe which kinds of material supply and purchase will be terminated and the beginning date of such termination. Such termination shall be set forth automatically from the beginning date specified in notification and not affect other rights and obligations of Yankuang Group and Company under this Agreement.

7.3	For the avoidance of doubt, both Parties agree, when the Company has sent the termination notification of labor and service supply in accordance with section 7.2, since the date of the notification until the expiry date of effectiveness Yankuang Group should supply the Company with materials, in accordance with the provisions applicable at the previous time of supply (except the supply period). The applicable provisions should include the relative terms of the Supplementary Agreement signed in accordance with Item 8.3.

8.	The Effectiveness, Term and Termination of this Agreement

8.1	Unless both Parties reached separate agreement in written form, this Agreement should be signed by the legal representative or authorized representatives of both parties, and be approved by the independent shareholders of the board of directors in accordance with limits of authority for examining and approving and regulatory provision of the listed place, then shall enter into force from January 1, 2009.

8.2	This Agreement is valid for three years since January 1, 2009 until December 31, 2011 only. After the effectiveness of this Agreement, the previous connected transactions Agreement shall be automatically terminated.

8.3	If any terms of this agreement need to be modified, both Parties should enter into a supplemental agreement before the end of November of the previous year against the relating Fiscal year. If both Parties failed to do so, the provisions of supply in the year are applicable to the next fiscal year before reaching an agreement or settling the disputes according to item 8.4.

8.4	If two Parties failed to reach an agreement in connection with any matters of the transaction price (including but not limited to the amount and the time of payment), once upon the requirement of any party, these matters shall be submitted to Zoucheng City Pricing Bureau as a mediator to determine a solution. Zoucheng City Price Bureau’s decision shall be final and binding upon both parties.

8.5	Prior to the termination of this Agreement, both Parties can discuss and sign a new material supply agreement to ensure the normal operation and production of both Parties after such termination.

8.6	If any Party (“defaulting party”)has defaulted or materially breached any of the terms of this Agreement, and did not cure such default or breach within the reasonable period of notice so given by another Party, or such default or breach are not able to be cured, this Agreement may be terminated by another Party.

8.7	Termination of this Agreement shall not damage any occurred right or duty of any party.

9.	Performance

In accordance with the regulatory provisions of the listed place of any other shares listed companies (including but not limited to “Hong Kong Stock Exchange Listing Rules”, “Shanghai Stock Exchange Stock Listing Rules”), the annual limitation of the transaction shall be made for continuing connected transactions under this Agreement. If the annual limitation for supply transactions needs to be approved by independent shareholders of the Company, then the continuity of such transactions shall depend on the approval of independent shareholders of the Company. If in any year the actual occurring amount of such transactions exceeds the annual limitation approved by independent shareholders of the Company, both parties should terminate the supply, which exceeds the annual limitation approved by independent shareholders, before the Company fulfills the approval procedure according to the regulatory provisions of the listed place.

10.	Announcement

Any party shall without the prior written consent of the other party, not make or allow others (in the scope that one side is capable of controlling another) to make any announcement relating to the main issues of this Agreement or any related matters, except the announcement made in accordance with the provisions of the law or the China Securities Regulatory Commission, Shanghai Stock Exchange, the Hong Kong Stock Exchange , the Securities and Futures Commission in Hong Kong, the New York Stock Exchange, the United States Securities and Exchange Commission or regulatory authorities of the listed place of any other shares listed companies.

11.	Others

11.1	Neither party shall without the previous consent in writing of the other party assign or transfer rights or obligations of this agreement thereof to the third party.

11.2	This Agreement and its Appendix shall be integrated into the complete Agreement, which two parties reached concerning any related matter under this Agreement, and replace all previous agreements relating to this transaction. If one party (“defaulting party”) violates the clauses of the original connected transactions, the effectiveness of this Agreement does not affect the other party’s (“non-defaulting party”) rights for breach of default party.

11.3	If any provisions of this Agreement become illegal, invalid or unenforceable at any time, the others shall not be affected.

11.4	No party to this Agreement shall be liable to the other party for any failure of or delay in performance of its obligations by force majeure, then he may supply the evidence and notify the other party of the circumstances in writing, then it shall not be deemed to be in breach of this Agreement. The other party should grant a reasonable period of time to fulfill the duties and obligations as the case may be.

11.5	Both parties agree in accordance with the provisions of relevant laws of China to bear all the relevant costs and expenses arising from the signature of this Agreement, or share them equally in case there is no relevant regulation.

11.6	The amendments to this Agreement or its Appendix shall be made possible in writing, and shall be signed by both parties and approved through taking appropriate legal action.

11.7	Whereas there are separate provisions, one party’s failure or delay to exercise his right, power or privilege under this Agreement does not constitute a waiver of such right, power or privilege, and a single or partial exercise of such right, power or privilege does not exclude and reject the exercise of any other right, power or privilege.

11.8	The Appendix is an integral part of this Agreement, and shall be equally binding upon both parties as the Agreement itself.

12.	Notice

12.1	In accordance with this Agreement, any notice or other document shall be made in writing and sent by hand, mail or fax to the relevant parties to the following address:

(a) Yankuang Group:	Yankuang Group Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province P.R. of China

Tel:	0537-5382232

Fax:	0537-5382831

(b) The Company:	Yanzhou Coalmining Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province, P.R. of China

Tel:	0537-5383196

Fax:	0537-5382032

12.2	The delivery ways and time of notice or other document

(a) Delivery by hand:	the hand-over time of letter

(b) Delivery by mail:	within 5 working days after delivery (excluding Saturday, Sunday and Chinese public Holiday); or

(c) Delivery by fax:	the receiving time of fax. If the fax is received outside business hours, the receiving time shall be the general business hours of the second day (excluding Saturday, Sunday and Chinese public Holiday), and the sender should show the confirmation issued by the fax machine to certify that the fax has been sent completely.

13.	Governing law and jurisdiction

This agreement shall be governed by and construed by the related laws of the People’s Republic of China. All disputes (including any issues concerning the existing, validity, rights and duties of both parties under this Agreement) arising from or in connection with this Agreement shall be settled amicably through friendly negotiation. Where the disputes fail to be resolved, both Parties agree to submit the disputes to Jining Arbitration Commission for arbitration according to its prevailing Provision Rules of Procedure. This arbitrate award shall be final and binding upon both parties.

14.	Others

This Agreement is made out in quadruplicate originals in Chinese, all copies shall have equal legal effect. Each Party shall hold two copies respectively after signing and sealing this Agreement by the legal representative or authorized representative of both parties.

In witness hereof, this agreement has been signed on the date specified on the first page.

Yankuang Group Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Yanzhou Coal Mining Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Appendix: Provision of Materials

Item No.	Item	Pricing basis	Supply period (Years)	Termination notice period (Months)
1	Materials (including but not limited to cement, conveyor belts, electricity cable for mining and other related material supplies).	Market price	3	12

Provision of Labor and Services Agreement

Between

Yankuang Group Co., Ltd.

And

Yanzhou Coal Mining Co., Ltd.

October 31, 2008

The Agreement is made and come into force of this      day of October 31, 2008 in Zoucheng City, Shandong Province, between

Yankuang Group Co., Ltd., a limited liability company under the laws of P.R. of China, a state owned enterprise having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000018019807, and its legal representative of Geng Jiahuai (hereinafter referred to as “Yankuang Group”).

and

Yanzhou Coal Mining Co., Ltd., a limited liability company under the laws of P.R. of China, listing in Shanghai, Hong Kong and New York Stock Exchange, having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000400001016, and its legal representative of Wang Xin (hereinafter referred to as “the Company”).

Whereas:

5.	On September 25, 1997, Yankuang Group, as the only sponsor, pursuant to China Laws, founded the Company. As a part of the reorganization, Yankuang Group injected assets and liabilities relevant to major coal production business into the Company, and Yankuang Group retained remaining assets and liabilities.

6.	After IPO and listing of the Company in Shanghai, Hong Kong, New York Stock Exchange separately, Yankuang Group remains the controlling stockholder of the Company, holding 52.86% of stocks in the Company by the date of the agreement.

7.	Yankuang Group owns coal production business relevant affiliated facilities, service, education systems, which can provide a series of services to the Company, who, as a company mainly operating in coal production business, is incapable of undertaking responsibility such as social welfare etc, directly.

8.	On January 10, 2006, Yankuang Group and the Company entered into Provision of Labor and Service Agreement, Provision of Equipment Maintenance and Repair Works Agreement, which were ratified by independent directors on March 24, 2006. These two agreements were effective since January 1, 2006 to December 31, 2008.

9.	When the agreements expired, Yankuang Group agreed to continue providing the Company with the services as below: environmental services; police and fire services; civil army training; heat supply; property management services; education; technical training; telecommunication services including telephone, internet and related services; equipment maintenance and repair works services; construction services; motor vehicle transportation services.

10.	During 2006 to 2008, pursuant to above-mentioned Provision of Labor and Service Agreement, Yankuang Group provided the Company employees with medical insurance management and other social welfare services. Since the medical insurance is amortized in accordance with the national ratio and fully transferred to medical insurance institution, Yankuang Group and the Company agree that: Yankuang Group continues providing the Company employees with social welfare services (i.e. “employee welfare”), and enters into an Insurance Management Agreement agreeing medical insurance management services.

11.	On January 10, 2006, Yankuang Group and the Company entered into Provision of Administrative Services for Pension Fund and Retirement Benefits Agreement, which was ratified by board of directors on the same day. The agreement was effective since January 1, 2006 to December 31, 2008. According to the agreement, the Company monthly amortized 45% of its employee monthly wage as the pension fund, and remitted to the special account of Yankuang Group before the end of the month; Yankuang Group transferred employee pension fund to labor and social security institution, and in charged of the other welfare expenditure of the retired or retiring employees of the Company.

Since the pension fund is amortized in accordance with the national ratio and fully transferred to labor and social security institution, and retired employees’ other benefits expenditure happened according to the actual amount, Yankuang Group and the Company agree that: the Provision of Administrative Services for Pension Fund and Retirement Benefits Agreement, stipulates the management of employee pension fund, and the Provision of Labor and Service Agreement rules Yankuang Group providing the Company retired employees with social welfare services (i.e. “retired employee welfare”).

Pursuant to Contract Law of the People’s Republic of China, relevant laws and regulations, and listing company supervision rules, Yankuang Group and the Company, through friendly discussion, agree on provision of labor and service as below:

1.	Definitions and explanations

1.1	Definition

In this circular, unless the context requires otherwise, the following expressions have the following meaning:

“Cost price”	Costs incurs from Yankuang Group provide the Company with the labor and services in accordance with the agreement or the payment of Yankuang Group buys the labor and services from the third party and additional costs from the transfer of the labor and services from Yankuang Group to the Company

“Existing Continuing Connected Transaction Agreements”	the two agreements in relation to the Existing Continuing Connected Transactions entered into between Yankuang Group and the Company on 10 January 2006, namely, the Provision of Labor and Services Agreement, Provision of Equipment Maintenance and Repair Works Agreement

“Fiscal year”	Each year from January 1 and ended December 31

“Half a year”	For a fiscal year, it means from January 1 to June 30 or from July 1 to December 31

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“Market price”	In applicable circumstance, the market price of labor and services provided under the agreement calculated in accordance with article 4.2

“PRC”	People’s Republic of China

“RMB”	Renminbi, the lawful currency of the PRC

“State regulated price”	Labor and services price set in accordance with article 4.4

“subsidiaries”	Holding subsidiaries and other affiliates of Yankuang Group and the Company

1.2	Explanation

Unless contrary intention appears, otherwise,

a.	In the agreement, involving in provision of labor and services, both Yankuang Group and the Company mean itself and its subsidiaries, and Yankuang Group also includes its frequently contact persons (“contact persons” has the meaning ascribed to it in the Rules Governing the Listing of Securities of the Stock Exchange of Hong Kong Limited), in addition, the subsidiaries of Yankuang Group excluding the Company and its subsidiaries;

b.	One party in the agreement and any other agreements include its successors or approved assignees;

c.	Articles and appendixes mean articles and appendixes of this agreement;

d.	Any article of the agreement should not be understood as forbidden the agreement to be postponed, revised, modified or supplemented; and

e.	The title of the agreement is short for use, which do not influence the content and explanation of the agreement.

2.	Provision of labor and services

2.1	Labor and services provided by Yankuang Group with the Company in accordance with the agreement includes:

a.	Environmental services (environmental greening and cleaning services);

b.	Police and fire services (security and ground fire services);

c.	Civil army training;

d.	Heat supply;

e.	Property management services (manages dormitories or properties rented or owned by employees of the Company);

f.	Education (employees’ children education service);

g.	Technical training (employees technical training services);

h.	Telecommunication services (telephone, internet and related services);

i.	Equipment maintenance and repair works services (maintenance of mining equipments such as mining machine, development machine, hydraulic crops, belt conveyors etc. and repair works services);

j.	Construction services;

k.	Motor vehicle transportation services (coal, materials short distance transportation and coal mine waste transportation service);

l.	Employee welfare (include but not limited to children nursing, immediate relatives’ medical expenses, family house heating, cultural, art, gym services, economical assistance, traveling allowance and other welfare expenditures in accordance with national regulations); and

m.	Retired employee welfare (pension, relief benefit, mature age allowance, medical expenses, housing allowance and other welfare expenditures in accordance with national regulations).

Yankuang Group shall provide, in accordance with the agreement and specific terms (include but not limited to quantity, quality) agreed by the parties in frequent written supplementary, the Company with labor and services.

2.2	Yankuang Group undertakes that, in any case, the charge for labor and services provided by Yankuang Group is not higher than that to an independent third party. In appropriate circumstances, Yankuang Group charge favorable price. The Company can buy labor and services from other parties.

3.	Way to operate

3.1	The Company shall submits the labor and service demand plan of next year or service adjustment plan of the year (“annual provision plan”) to Yankuang Group before November 31each year. The parties shall agree on the plan before December 31 of the year. If the labor and services demand plan of next year of the Company is identical to the year before, Yankuang Group has to meet the demand.

3.2	The parties and their subsidiaries and Yankuang Group’s contact persons, shall enter into specific labor and services provision contract in accordance with this agreement (include annual provision plan developed under this agreement).

3.3	During the implementation of the annual provision plan or specific provision contract, if necessary and agreed by the parties, the annual provision plan or specific provision contract can be adjusted.

3.4	The charge of labor and services can be paid in one time or by installments.

3.5	Before the last business day of each calendar month, the parties shall enter the items of account payable or account receivable of continuing connected transaction into the account book. All the payments of continuing connected transaction of each calendar month, excluding unfinished transaction or disputed ones, shall be settled in the next month.

4.	Pricing benchmark of provision of labor and services

4.1	Prices of construction services, telecommunication services, motor vehicle transportation services and equipment maintenance and repair works services are determined by market prices, which should be calculated and estimated before the beginning of the fiscal year as possible.

4.2	Prices of construction services, telecommunication services, motor vehicle transportation services and equipment maintenance and repair works services are determined by market prices and general business regulations as below:

a.	The prices of same or similar services by an independent third party in the area of provision or in the vicinity, in accordance with the general business regulations during its daily business operation; or

b.	When item (a) is not applicable, the prices of the same or similar services by an independent third party within PRC territory, in accordance with the general business regulations during its daily business operation.

4.3	The parties agree that, the prices of services such as environmental services; police and fire services; civil army training; heat supply; property management services; education; technical training, employee welfare, retired employee welfare etc, are determined by their costs. When calculating the costs of these services, Yankuang Group shall provide the Company with complete set of relevant account books and records.

4.3.1	Environmental services and heat supply pricing formula:

Total costs of Yankuang Group provides the Company and itself with the services	Area of the Company enjoying the services ×----------------------------------×100% Area of Yankuang Group and the Company enjoying the services

4.3.2	Police and fire services, property management services, education and civil army training pricing formula:

Total costs of Yankuang Group provides the Company and itself with the services

No. of staff of the Company enjoying the services ×------------------------------------------×100%
No. of staff of he Yankuang Group and the Company enjoying the services

4.3.3	Technical training pricing formula:

Training cost per capital × No. of trained staff of the Company

4.3.4	The final charges of the employee welfare and retired employee welfare are the actual costs of the services

4.4	At any time, if the state regulated price is effective and applicable to the provision of labor and services of this agreement, the parties have to agree to adopt state regulated price, which is set to specific provision of services in accordance to laws, regulations, decrees or pricing policies made by relevant Chinese governments (depend on specific circumstances).

5.	Representations, warranties and undertakings by Yankuang Group

5.1	Yankuang Group, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

5.2	Yankuang Group has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

5.3	The entrance or the implementation of this agreement by Yankuang Group neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

5.4	Yankuang Group undertakes that, the standard of labor or services under this agreement provided by the Company or its subsidiaries or contact persons (depend on specific circumstances) will not lower than that to any independent third party.

5.5	Yankuang Group undertakes that, it will provide the Company with labor and services in accordance with the requirements and standards frequently discussed and set by the parties.

5.6	Yankuang Group undertakes that, it has enough qualified employees, following guidance and instruction, to provide the Company with labor and services that can meet the reasonable requirements by the Company.

5.7	Yankuang Group promises that, it will primarily provide the labor and services under this agreement to the Company. And the Company enjoys preferential right to purchase the same services provided by Yankuang Group for any other third party (including but not limited to any other third party relevant to Yankuang Group).

5.8	If the labor and services under this agreement is provided by its subsidiaries and/or contact persons, Yankuang Group promises that the provision to the Company and/or its subsidiaries will conform to the articles of this agreement.

5.9	If the provision of labor and services by its subsidiaries and/or contact persons violates the articles of this agreement, Yankuang Group promises to accept responsibility.

5.10	Yankuang Group promises to the Company that, it will prompt its subsidiaries and contact persons to take any necessary action to fulfill the obligations under this agreement.

5.11	Yankuang Group undertakes that, during the execution of this agreement, it will take reasonable measures avoiding losses of the Company; otherwise, it will make compensation.

6.	Representations, warranties and undertakings by the Company

6.1	The Company, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

6.2	The Company has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

6.3	The entrance or the implementation of this agreement by the Company neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

6.4	The Company undertakes to pay Yankuang Group for the provision of labor and services in time in accordance with this agreement.

7.	Termination of Labor and Service Supply

7.1	If the Company can not easily to obtain certain types of labor and services from a third party in the same conditions under this Agreement, Yankuang Group shall not terminate such labor and service supply for any reason under this Agreement.

7.2	Without breach of Item 7.1, any party can terminate certain types of labor and services supply or purchase by giving written notice of termination to the other party, not less than 12 months ago. Termination notice must describe which kinds of the labor and service supply and purchase will be terminated and the beginning date of such termination. Such termination shall be set forth automatically from the beginning date specified in notification and not affect other rights and obligations of Yankuang Group and Company under this Agreement.

7.3	For the avoidance of doubt, both Parties agree, when the Company has sent the termination notification of labor and service supply in accordance with section 7.2, since the date of the notification until the expiry date of effectiveness Yankuang Group should supply the Company with labor and services, in accordance with the provisions applicable at the previous time of supply (except the supply period). The applicable provisions should include the relative terms of the Supplementary Agreement signed in accordance with Item 8.3.

8.	The Effectiveness, Term and Termination of this Agreement

8.1	Unless both Parties reached separate agreement in written form, this Agreement should be signed by the legal representative or authorized representatives of both parties, and be approved by the independent shareholders of the board of directors in accordance with limits of authority for examining and approving and regulatory provision of the listed place, then shall enter into force from January 1, 2009.

8.2	This Agreement is valid for three years since January 1, 2009 until December 31, 2011 only. After the effectiveness of this Agreement, the previous connected transactions Agreement shall be automatically terminated.

8.3	If any terms of this agreement need to be modified, both Parties should enter into a supplemental agreement before the end of November of the previous year against the relating Fiscal year. If both Parties failed to do so, the provisions of supply in the year are applicable to the next fiscal year before reaching an agreement or settling the disputes according to item 8.4.

8.4	If two Parties failed to reach an agreement in connection with any matters of the transaction price (including but not limited to the amount and the time of payment), once upon the requirement of any party, these matters shall be submitted to Zoucheng City Pricing Bureau as a mediator to determine a solution. Zoucheng City Price Bureau’s decision shall be final and binding upon both parties.

8.5	Prior to the termination of this Agreement, both Parties can discuss and sign a new labor and service agreement to ensure the normal operation and production of both Parties after such termination.

8.6	If any Party (“defaulting party”)has defaulted or materially breached any of the terms of this Agreement, and did not cure such default or breach within the reasonable period of notice so given by another Party, or such default or breach are not able to be cured, this Agreement may be terminated by another Party.

8.7	Termination of this Agreement shall not damage any occurred right or duty of any party.

9.	Performance

In accordance with the regulatory provisions of the listed place of any other shares listed companies (including but not limited to “Hong Kong Stock Exchange Listing Rules”, “Shanghai Stock Exchange Stock Listing Rules”), the annual limitation of the transaction shall be made for continuing connected transactions under this Agreement. If the annual limitation for labor and services transactions needs to be approved by independent shareholders of the Company, then the continuity of such transactions shall depend on the approval of independent shareholders of the Company. If in any year the actual occurring amount of such transactions exceeds the annual limitation approved by independent shareholders of the Company, both parties should terminate the supply of the labor and service, which exceeds the annual limitation approved by independent shareholders, before the Company fulfills the approval procedure according to the regulatory provisions of the listed place.

10.	Announcement

Any party shall without the prior written consent of the other party, not make or allow others (in the scope that one side is capable of controlling another) to make any announcement relating to the main issues of this Agreement or any related matters, except the announcement made in accordance with the provisions of the law or the China Securities Regulatory Commission, Shanghai Stock Exchange, the Hong Kong Stock Exchange , the Securities and Futures Commission in Hong Kong, the New York Stock Exchange, the United States Securities and Exchange Commission or regulatory authorities of the listed place of any other shares listed companies.

11.	Others

11.1	Neither party shall without the previous consent in writing of the other party assign or transfer rights or obligations of this agreement thereof to the third party.

11.2	This Agreement and its Appendix shall be integrated into the complete Agreement, which two parties reached concerning any related matter under this Agreement, and replace all previous agreements relating to this transaction. If one party (“defaulting party”) violates the clauses of the original connected transactions, the effectiveness of this Agreement does not affect the other party’s (“non-defaulting party” ) rights for breach of default party.

11.3	If any provisions of this Agreement become illegal, invalid or unenforceable at any time, the others shall not be affected.

11.4	No party to this Agreement shall be liable to the other party for any failure of or delay in performance of its obligations by force majeure, then he may supply the evidence and notify the other party of the circumstances in writing, then it shall not be deemed to be in breach of this Agreement. The other party should grant a reasonable period of time to fulfill the duties and obligations as the case may be.

11.5	Both parties agree in accordance with the provisions of relevant laws of China to bear all the relevant costs and expenses arising from the signature of this Agreement, or share them equally in case there is no relevant regulation.

11.6	The amendments to this Agreement or its Appendix shall be made possible in writing, and shall be signed by both parties and approved through taking appropriate legal action.

11.7	Whereas there are separate provisions, one party’s failure or delay to exercise his right, power or privilege under this Agreement does not constitute a waiver of such right, power or privilege, and a single or partial exercise of such right, power or privilege does not exclude and reject the exercise of any other right, power or privilege.

11.8	The Appendix is an integral part of this Agreement, and shall be equally binding upon both parties as the Agreement itself.

12.	Notice

12.1	In accordance with this Agreement, any notice or other document shall be made in writing and sent by mail or fax to the relevant parties to the following address:

Yankuang Group:	Yankuang Group Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province P.R. of China

Tel:	0537-5382232

Fax:	0537-5382831

The Company:	Yanzhou Coalmining Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province, P.R. of China

Tel:	0537-5383196

Fax:	0537-5382032

12.2	The delivery ways and time of notice or other document

Delivery by hand:	the hand-over time of letter

Delivery by mail:	within 5 working days after delivery (excluding Saturday, Sunday and Chinese public Holiday); or

Delivery by fax:	the receiving time of fax. If the fax is received outside business hours, the receiving time shall be the general business hours of the second day (excluding Saturday, Sunday and Chinese public Holiday), and the sender should show the confirmation issued by the fax machine to certify that the fax has been sent completely.

13.	Governing law and jurisdiction

This agreement shall be governed by and construed by the related laws of the People’s Republic of China. All disputes (including any issues concerning the existing, validity, rights and duties of both parties under this Agreement) arising from or in connection with this Agreement shall be settled amicably through friendly negotiation. Where the disputes fail to be resolved, both Parties agree to submit the disputes to Jining Arbitration Commission for arbitration according to its prevailing Provision Rules of Procedure. This arbitrate award shall be final and binding upon both parties.

14.	Others

Each Party shall hold two copies respectively. All copies have equal legal effect.

In witness hereof, this agreement has been signed on the date specified on the first page.

Yankuang Group Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Yanzhou Coal Mining Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Appendix: Provision of Labor& Service

Item No.	Item	Pricing basis	Supply period (Years)	Termination notice period (Months)
1	environmental services	The price shall be determined at cost basis. the final price is equal to the product of total cost at which Yankuang Group supplies itself (including the Company) with such services and the ratio which the property areas of the Company to get such services accounts for the total property areas of Yankuang Group (including the Company) to get such services.	3	12
2	heat supply		3	12
3	civil army training	The price shall be determined at cost basis. the final price is equal to the product of total cost at which Yankuang Group supplies itself (including the Company) with such services and the ratio which the number of employees of the Company to accept such services accounts for the total number of employees of Yankuang Group (including the Company) to accept such services.	3	12
4	police and fire services		3	12
5	property management services		3	12
6	education		3	12
7	technical training	Cost price is equal to the product of the training costs per capital of Yankuang Group and the actual number of trained employees of the Company	3	12
8	telecommunication services including telephone, internet and related services	Market price	3	12
9	mechanical equipments maintenances		3	12
10	construction services		3	12
11	motor vehicle transportation services		3	12
12	staff welfare service	Final price is equal to the actual cost of services provided by Yankuang Group	3	12
13	retired staff welfare service		3	12

Provision of Administrative Services

for Insurance Agreement

Between

Yankuang Group Co., Ltd.

And

Yanzhou Coal Mining Co., Ltd.

October 31, 2008

The Agreement is made and come into force of this      day of October 31, 2008 in Zoucheng City, Shandong Province, between

Yankuang Group Co., Ltd., a limited liability company under the laws of P.R. of China, a state owned enterprise having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000018019807, and its legal representative of Geng Jiahuai (hereinafter referred to as “Yankuang Group”).

and

Yanzhou Coal Mining Co., Ltd., a limited liability company under the laws of P.R. of China, listing in Shanghai, Hong Kong and New York Stock Exchange, having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000400001016, and its legal representative of Wang Xin (hereinafter referred to as “the Company”).

Whereas:

12.	On September 25, 1997, Yankuang Group, as the only sponsor, pursuant to China Laws, founded the Company. As a part of the reorganization, Yankuang Group injected assets and liabilities relevant to major coal production business into the Company, and Yankuang Group retained remaining assets and liabilities.

13.	After IPO and listing of the Company in Shanghai, Hong Kong, New York Stock Exchange separately, Yankuang Group remains the controlling stockholder of the Company, holding 52.86% of stocks in the Company by the date of the agreement.

14.	Yankuang Group owns coal production business relevant affiliated facilities, service, education systems, which can provide a series of services to the Company, who, as a company mainly operating in coal production business, is incapable of undertaking responsibility such as social welfare etc, directly.

15.	On January 10, 2006, Yankuang Group and the Company entered into Provision of Administrative Services for Pension Fund and Retirement Benefits Agreement, which was ratified by independent directors on the same day. This agreement was effective since January 1, 2006 to December 31, 2008. The agreement stipulates that, the Company monthly amortized 45% of its employee monthly wage as the pension fund, and remitted to the special account of Yankuang Group before the end of the month; Yankuang Group manages the fund for the Company, including: (a) transferred employee pension fund to labor and social security institution, and (b) in charged of the other welfare expenditure of the retired or retiring employees of the Company.

Since the pension fund is amortized in accordance with the national ratio and fully transferred to labor and social security institution, and retired employees’ other benefits expenditure happened according to the actual amount, Yankuang Group and the Company agree that: this agreement retains stipulating the management of employee pension fund, and the Provision of Labor and Service Agreement, which were entered by the parties, rules Yankuang Group providing the Company retired employees with social welfare services (i.e. “retired employee welfare”).

16.	On January 10, 2006, Yankuang Group and the Company entered into Provision of Labor and Service Agreement, which were ratified by independent directors on March 24, 2006. Under the Provision of Labor and Service Agreement, pursuant to China laws, financial management system and relevant regulations on establishing basic medical insurance system for urban employees and supplementary medical insurance systems made by Ministry of Finance and Shandong Provincial Government, the Company amortizes 8% of the employee’s total annual income as the basic medical insurance, 4%, supplementary medical insurance. Yankuang Group provides free administrative services for basic medical insurance and supplementary medical insurance, transferring them to social medical insurance institute. The parties agree that, Yankuang Group providing administrative services for basic medical insurance and supplementary medical insurance is stipulated in this agreement.

17.	Pursuant to China laws, financial management system, since January 1, 2009, the Company amortizes 2% of the employee’s total annual income as the unemployment insurance, 4%, maternity insurance, which are administrated by Yankuang Group freely, and transferred to social insurance institutes.

Pursuant to Contract Law of the People’s Republic of China, relevant laws and regulations, and listing company supervision rules, Yankuang Group and the Company, through friendly discussion, agree on provision of administrative services for basic pension fund, basic medical insurance, supplementary medical insurance, unemployment insurance and maternity insurance (hereinafter referred to as “insurance”) as below:

1.	Definitions and explanations

1.1	Definition

In this circular, unless the context requires otherwise, the following expressions have the following meaning:

“Administrate insurance” or “insurance administration”	Under this agreement, Yankuang Group provides free administrative services for basic pension fund, basic medical insurance, supplementary medical insurance, unemployment insurance and maternity insurance of retired or not-retired employees and transferred the insurance to social insurance institutes

“Existing Continuing Connected Transaction Agreements”	Provision of Administrative Services for Pension Fund and Retirement Benefits Agreement entered by Yankuang Group and the Company on January 10, 2009

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“PRC”	People’s Republic of China

“subsidiaries”	Holding subsidiaries and other affiliates of Yankuang Group and the Company

1.2	Explanation

Unless contrary intention appears, otherwise,

a.	In the agreement, involving in provision of Administrating insurance, both Yankuang Group and the Company mean itself and its subsidiaries, and Yankuang Group also includes its frequently contact persons (“contact persons” has the meaning ascribed to it in the Rules Governing the Listing of Securities of the Stock Exchange of Hong Kong Limited), in addition, the subsidiaries of Yankuang Group excluding the Company and its subsidiaries;

b.	One party in the agreement and any other agreements include its successors or approved assignees, in case;

c.	Articles and appendixes mean articles and appendixes of this agreement;

d.	Any article of the agreement should not be understood as forbidden the agreement to be postponed, revised, modified or supplemented; and

e.	The title of the agreement is short for use, which do not influence the content and explanation of the agreement.

2.	Insurance administration and paying standard

2.1	Pursuant to laws and regulations, the Company’s employees shall join the insurance plan, and the Company shall pay insurance premium for its employees.

2.2	The parties agree that, pursuant to relevant laws, rules, regulations and other regulative documents, Yankuang Group provides the Company with administrative services and transferring services for insurance, which are free of charge.

2.2.1 The Company amortizes 20% of the employee’s total monthly salary as the basic pension fund, 8% and 4%, basic medical insurance and supplementary medical insurance, 2% and 1%, unemployment insurance and maternity insurance, and transfers the money to special account (“insurance special account”) set up by Yankuang Group for the Company, before the end of the month. Yankuang Group, pursuant to relevant laws and regulations, shall transfer and pay insurance for the Company’s employees.

2.2.2 The amount of basic pension fund, basic medical insurance, supplementary medical insurance, unemployment insurance and maternity insurance shall be frequently adjusted in accordance with relevant laws and regulations.

2.2.3 Yankuang Group will take special management on insurance special account; the money of the account shall only be used for the insurance of the Company’s employees.

2.2.4 Yankuang Group shall annually provide the Company with information note of the special insurance account.

2.2.5 The Company has the right to supervise and inspect the use of the insurance special account.

2.2.6 Yankuang Group shall, pursuant to this agreement and frequently agreed written terms, administrate the insurance for the Company.

3.	Representations, warranties and undertakings by Yankuang Group

3.1	Yankuang Group, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

3.2	Yankuang Group has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

3.3	Yankuang Group shall help the Company take or follow the instruction to take responsibilities and obligations of transferring and paying insurance stipulated in relevant laws, rules, regulations and regulative documents.

3.4	The entrance or the implementation of this agreement by Yankuang Group neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

3.5	Yankuang Group undertakes that, the services under this agreement will meet the requirements and standards frequently agreed by the parties.

3.6	Yankuang Group undertakes to treat the information of staff quantity, employee salary data etc. provided by the Company in strict confidential, and the information shall only be used for fulfilling the terms of this agreement.

3.7	Yankuang Group undertakes that, it has enough qualified employees, following guidance and instruction, to provide the Company with services under this agreement that can meet the reasonable requirements by the Company.

3.8	If the services under this agreement are provided by its subsidiaries and/or contact persons, Yankuang Group promises that the provision to the Company and/or its subsidiaries will conform to the articles of this agreement.

3.9	In any case, if the provision of services by its subsidiaries and/or contact persons violates the articles of this agreement, Yankuang Group promises to accept responsibility.

3.10	Yankuang Group promises to the Company that, it will prompt its subsidiaries and contact persons to take any necessary action to fulfill the obligations under this agreement.

3.11	Yankuang Group undertakes that, during the execution of this agreement, it will take reasonable measures avoiding losses of the Company; otherwise, it will make compensation.

4.	Representations, warranties and undertakings by the Company

4.1	The Company, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

4.2	The Company has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

4.3	The entrance or the implementation of this agreement by the Company neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

4.4	The Company undertakes to fully transfer relevant insurance to the special insurance account in time in accordance with this agreement.

4.5	The Company shall truthfully provide Yankuang Group with data of staff quantity, employee salary and relevant information required by fulfilling terms of this agreement.

5.	Termination of management service under this Agreement

5.1	If the Company can not easily to obtain the insurance management service from a third party in the same conditions under this Agreement, Yankuang Group shall not be able to terminate such materials supply for any reason under this Agreement.

5.2	Without breach of Item 5.1, any party can terminate service under this Agreement by giving written notice of termination to the other party, not less than 12 months ago. Termination notice must describe the beginning date of such termination. Such termination shall be set forth automatically from the beginning date specified in notification and not affect other rights and obligations of Yankuang Group and Company under this Agreement.

5.3	For the avoidance of doubt, both Parties agree, when the Company has sent the termination notification of service in accordance with section 5.2, since the date of the notification until the expiry date of effectiveness Yankuang Group should supply the Company with such service, in accordance with the provisions applicable at the previous time of supply (except the supply period). The applicable provisions should include the relative terms of the Supplementary Agreement signed in accordance with Item 6.3.

6.	The Effectiveness, Term and Termination of this Agreement

6.1	Unless both Parties reached separate agreement in written form, this Agreement should be signed by the legal representative or authorized representatives of both parties, and be approved by the independent shareholders of the board of directors in accordance with limits of authority for examining and approving and regulatory provision of the listed place, then shall enter into force from January 1, 2009.

6.2	This Agreement is valid for three years since January 1, 2009 until December 31, 2011 only. After the effectiveness of this Agreement, the previous connected transactions Agreement shall be automatically terminated.

6.3	If any terms of this agreement need to be modified, both Parties should enter into a supplemental agreement. If both Parties failed to do so, the original provisions are still applicable to both Parties before reaching an agreement.

6.4	Prior to the termination of this Agreement, both Parties can discuss and sign a new insurance fund management agreement to ensure the normal operation of insurance fund management of the Company after such termination.

6.5	If any Party (“defaulting party”) has defaulted or materially breached any of the terms of this Agreement, and did not cure such default or breach within the reasonable period of notice so given by another Party, or such default or breach are not able to be cured, this Agreement may be terminated by another Party.

6.6	Termination of this Agreement shall not damage any occurred right or duty of any party.

7.	Performance

In accordance with the regulatory provisions of the listed place of any other shares listed companies (including but not limited to“Hong Kong Stock Exchange Listing Rules”, “Shanghai Stock Exchange Stock Listing Rules”), the annual limitation of the transaction shall be made for continuing connected transactions under this Agreement. If the annual limitation for service management transaction needs to be approved by independent shareholders of the Company, then the continuity of such transactions shall depend on the approval of independent shareholders of the Company. If in any year the actual occurring amount of such transactions exceeds the annual limitation approved by independent shareholders of the Company, both parties should terminate service management, which exceeds the annual limitation approved by independent shareholders, before the Company fulfills the approval procedure according to the regulatory provisions of the listed place.

8.	Announcement

Any party shall without the prior written consent of the other party, not make or allow others (in the scope that one side is capable of controlling another) to make any announcement relating to the main issues of this Agreement or any related matters, except the announcement made in accordance with the provisions of the law or the China Securities Regulatory Commission, Shanghai Stock Exchange, the Hong Kong Stock Exchange , the Securities and Futures Commission in Hong Kong, the New York Stock Exchange, the United States Securities and Exchange Commission or regulatory authorities of the listed place of any other shares listed companies.

9.	Others

9.1	Neither party shall without the previous consent in writing of the other party assign or transfer rights or obligations of this agreement thereof to the third party.

9.2	This Agreement and its Appendix shall be integrated into the complete Agreement, which two parties reached concerning any related matter under this Agreement, and replace all previous agreements relating to this transaction. If one party (“defaulting party”) violates the clauses of the original connected transactions, the effectiveness of this Agreement does not affect the other party’s (“non-defaulting party”) rights for breach of default party.

9.3	If any provisions of this Agreement become illegal, invalid or unenforceable at any time, the others shall not be affected.

9.4	No party to this Agreement shall be liable to the other party for any failure of or delay in performance of its obligations by force majeure, then he may supply the evidence and notify the other party of the circumstances in writing, then it shall not be deemed to be in breach of this Agreement. The other party should grant a reasonable period of time to fulfill the duties and obligations as the case may be.

9.5	Both parties agree in accordance with the provisions of relevant laws of China to bear all the relevant costs and expenses arising from the signature of this Agreement, or share them equally in case there is no relevant regulation.

9.6	The amendments to this Agreement or its Appendix shall be made possible in writing, and shall be signed by both parties and approved through taking appropriate legal action.

9.7	Whereas there are separate provisions, one party’s failure or delay to exercise his right, power or privilege under this Agreement does not constitute a waiver of such right, power or privilege, and a single or partial exercise of such right, power or privilege does not exclude and reject the exercise of any other right, power or privilege.

9.8	The Appendix is an integral part of this Agreement, and shall be equally binding upon both parties as the Agreement itself.

10.	Notice

10.1	In accordance with this Agreement, any notice or other document shall be made in writing and sent by hand, mail or fax to the relevant parties to the following address :

(a) Yankuang Group:	Yankuang Group Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province P.R. of China

Tel:	0537-5382232

Fax:	0537-5382831

(b) The Company:	Yanzhou Coalmining Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province, P.R. of China

Tel:	0537-5383196

Fax:	0537-5382032

10.2	The delivery ways and time of notice or other document

(a) Delivery by hand:	the hand-over time of letter

(b) Delivery by mail:	within 5 working days after delivery (excluding Saturday, Sunday and Chinese public Holiday); or

(c) Delivery by fax:	the receiving time of fax. If the fax is received outside business hours, the receiving time shall be the general business hours of the second day (excluding Saturday, Sunday and Chinese public Holiday), and the sender should show the confirmation issued by the fax machine to certify that the fax has been sent completely.

11.	Governing law and jurisdiction

This agreement shall be governed by and construed by the related laws of the People’s Republic of China. All disputes (including any issues concerning the existing, validity, rights and duties of both parties under this Agreement) arising from or in connection with this Agreement shall be settled amicably through friendly negotiation. Where the disputes fail to be resolved, both Parties agree to submit the disputes to Jining Arbitration Commission for arbitration according to its prevailing Provision Rules of Procedure. This arbitrate award shall be final and binding upon both parties.

12.	Others

This Agreement is made out in quadruplicate originals in Chinese, all copies shall have equal legal effect. Each Party shall hold two copies respectively after signing and sealing this Agreement by the legal representative or authorized representative of both parties.

In witness hereof, this agreement has been signed on the date specified on the first page.

Yankuang Group Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Yanzhou Coal Mining Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Appendix: Provision of Insurance Fund Administrative Service

Item No.	Item	Pricing basis	Supply period (Years)	Termination notice period (Months)
1	Basic pension fund	The Company shall pay a monthly amount equivalent to 20% of the total salaries of the employees to a designated account maintained by Yankuang Group on a free of charge basis, and Yankuang Group shall transfer this sum of payment to the relative authority on behalf of the Company.	3	12

2	Basic medical insurance fund	The Company shall pay a monthly amount equivalent to 8% of the total salaries of the employees to a designated account maintained by Yankuang Group on a free of charge basis, and Yankuang Group shall transfer this sum of payment to the relative authority on behalf of the Company.	3	12

3	Supplementary medical insurance fund	The Company shall pay a monthly amount equivalent to 4% of the total salaries of the employees to a designated account maintained by Yankuang Group on a free of charge basis, and Yankuang Group shall transfer this sum of payment to the relative authority on behalf of the Company.	3	12

4	Unemployment insurance fund	The Company shall pay a monthly amount equivalent to 2% of the total salaries of the employees to a designated account maintained by Yankuang Group on a free of charge basis, and Yankuang Group shall transfer this sum of payment to the relative authority on behalf of the Company.	3	12

5	Maternity insurance fund	The Company shall pay a monthly amount equivalent to 1% of the total salaries of the employees to a designated account maintained by Yankuang Group on a free of charge basis, and Yankuang Group shall transfer this sum of payment to the relative authority on behalf of the Company.	3	12

Provision of Coal Products and Materials Agreement

Between

Yanzhou Coal Mining Co., Ltd.

And

Yankuang Group Co., Ltd.

October 31, 2008

The Agreement is made and come into force of this      day of October 31, 2008 in Zoucheng City, Shandong Province, between

Yanzhou Coal Mining Co., Ltd., a limited liability company under the laws of P.R. of China, listing in Shanghai, Hong Kong and New York Stock Exchange, having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000400001016, and its legal representative of Wang Xin (hereinafter referred to as “the Company”).

and

Yankuang Group Co., Ltd., a limited liability company under the laws of P.R. of China, a state owned enterprise having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000018019807, and its legal representative of Geng Jiahuai (hereinafter referred to as “Yankuang Group”).

Whereas:

18.	On September 25, 1997, Yankuang Group, as the only sponsor, pursuant to China Laws, founded the Company. As a part of the reorganization, Yankuang Group injected assets and liabilities relevant to major coal production business into the Company, and Yankuang Group retained remaining assets and liabilities.

19.	After IPO and listing of the Company in Shanghai, Hong Kong, New York Stock Exchange separately, Yankuang Group remains the controlling stockholder of the Company, holding 52.86% of stocks in the Company by the date of the agreement.

20.	On January 10, 2006, Yankuang Group and the Company entered into Provision of Products and Materials Agreement, which was ratified by independent directors on March 24, 2006. This agreement, according to which the Company provided Yankuang Group with coal products and materials, was effective since January 1, 2006 to December 31, 2008.

21.	When the agreements expired, the Company continues providing Yankuang Group with coal for its coal further processing industry, cement production and daily use.

22.	The Materials Supplying Center of the Company is qualified in dealing in materials, centralized purchasing materials from third party and selling to Yankuang Group, increasing capital use rate and profiting from materials wheeling.

Pursuant to Contract Law of the People’s Republic of China, relevant laws and regulations, and listing company supervision rules, the Company and Yankuang Group, through friendly discussion, agree on provision of coal products and materials as below:

1.	Definitions and explanations

1.1	Definition

In this circular, unless the context requires otherwise, the following expressions have the following meaning:

“Agreement provision”	The Company provides Yankuang Group with products and materials

“Existing Continuing Connected Transaction Agreements”	The agreement in relation to the Existing Continuing Connected Transactions entered into between Yankuang Group and the Company on 10 January 2006, namely, the Provision of Products and Materials Agreement

“Fiscal year”	Each year from January 1 and ended December 31

“Half a year”	For a fiscal year, it means from January 1 to June 30 or from July 1 to December 31

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“Market price”	In applicable circumstance, the market price of products and materials provided under the agreement calculated in accordance with article 4.2

“Materials”	Materials provided by the Company and its subsidiaries with Yankuang Group and its subsidiaries in accordance with article 2.1.2 of this agreement

“PRC”	People’s Republic of China

“RMB”	Renminbi, the lawful currency of the PRC

“State regulated price”	Products and materials price set in accordance with article 4.3

“subsidiaries”	Holding subsidiaries and other affiliates of Yankuang Group and the Company

1.2	Explanation

Unless contrary intention appears, otherwise,

a.	In the agreement, involving in agreement provision, both Yankuang Group and the Company mean itself and its subsidiaries, and Yankuang Group also includes its frequently contact persons (“contact persons” has the meaning ascribed to it in the Rules Governing the Listing of Securities of the Stock Exchange of Hong Kong Limited), in addition, the subsidiaries of Yankuang Group excluding the Company and its subsidiaries;

b.	One party in the agreement and any other agreements include its successors or approved assignees, in case;

c.	Articles and appendixes mean articles and appendixes of this agreement;

d.	Any article of the agreement should not be understood as forbidden the agreement to be postponed, revised, modified or supplemented; and

e.	The title of the agreement is short for use, which do not influence the content and explanation of the agreement.

2.	The Company provides Yankuang Group with agreement provision

2.1	The Company provides Yankuang Group with agreement provision under the agreement includes:

2.1.1	Coal products.

2.1.2	Materials: steels, timbers, grease, bearings, labor protection appliance and other similar materials.

2.2	The Company shall provide Yankuang Group with agreement provision in accordance with this agreement and specific requirements (including but not limited to quantity, quality) in the written supplement frequently agreed by the parties.

3.	Way to operate

3.1	Yankuang Group shall submits the agreement provision demand plan of next year or service adjustment plan of the year (“annual provision plan”) to the Company before November 31 each year. The parties shall agree on the plan before December 31 of the year.

3.2	The parties and their subsidiaries and Yankuang Group’s contact persons, shall enter into specific agreement provision contract in accordance with this agreement (include annual provision plan developed under this agreement).

3.3	During the implementation of the annual provision plan or specific provision contract, if necessary and agreed by the parties, the annual provision plan or specific provision contract can be adjusted.

3.4	The charge of agreement provision can be paid in one time or by installments.

3.5	Before the last business day of each calendar month, the parties shall enter the items of account payable or account receivable of continuing connected transaction into the account book. All the payments of continuing connected transaction of each calendar month, excluding unfinished transaction or disputed ones, shall be settled in the next month.

4.	Pricing benchmark of agreement provision

4.1	Prices of coal and materials are determined by market prices, which should be calculated and estimated before the beginning of the fiscal year as possible.

4.2	Prices of agreement provision are determined by market prices and general business regulations as below:

a.	The prices of same or similar services by an independent third party in the area of provision or in the vicinity, in accordance with the general business regulations during its daily business operation; or

b.	When item (a) is not applicable, the prices of the same or similar services by an independent third party within PRC territory, in accordance with the general business regulations during its daily business operation.

4.3	At any time, if the state regulated price is effective and applicable to the agreement provision of this agreement, the parties have to agree to adopt state regulated price, which is set to specific provision of services in accordance to laws, regulations, decrees or pricing policies made by relevant Chinese governments (depend on specific circumstances).

5.	Representations, warranties and undertakings by the Company

5.1	The Company, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

5.2	The Company has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

5.3	The entrance or the implementation of this agreement by the Company neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

5.4	The Company undertakes that, it will provide Yankuang Group with all agreement provision under this agreement in accordance with general commercial articles.

5.5	The Company undertakes that, the agreement provision will meet the requirements and standards frequently agreed by the parties.

5.6	The Company undertakes that, it has enough qualified employees, following guidance and instruction, to provide Yankuang Group with agreement provision that can meet the reasonable requirements by Yankuang Group.

5.7	If the agreement provision by its subsidiaries and/or contact persons violates the articles of this agreement, the Company promises to accept responsibility.

5.8	The Company undertakes that, it will prompt its subsidiaries to take any necessary action to fulfill the obligations under this agreement.

5.9	The Company undertakes that, during the execution of this agreement, it will take reasonable measures avoiding losses of Yankuang Group; otherwise, it will make compensation.

6.	Representations, warranties and undertakings by Yankuang Group

6.1	Yankuang Group, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

6.2	Yankuang Group has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

6.3	The entrance or the implementation of this agreement by Yankuang Group neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

6.4	Yankuang Group undertakes to pay the Company for the agreement provision in time in accordance with this agreement, and will be responsible for its any action that violate the articles of this agreement.

6.5	Yankuang Group undertakes that, during the execution of this agreement, it will take reasonable measures avoiding losses of the Company; otherwise, it will make compensation.

7.	Termination of Supply

7.1	Any party can terminate certain types of coal products or materials supply or purchase by giving written notice of termination to the other party, not less than 12 months ago. Termination notice must describe which kinds of supply and purchase will be terminated and the beginning date of such termination. Such termination shall be set forth automatically from the beginning date specified in notification and not affect other rights and obligations of Yankuang Group and Company under this Agreement.

7.2	For the avoidance of doubt, both Parties agree, when the Company has sent the termination notification of labor and service supply in accordance with section 7.1, since the date of the notification until the expiry date of effectiveness Yankuang Group should supply the Company with materials, in accordance with the provisions applicable at the previous time of supply (except the supply period). The applicable provisions should include the relative terms of the Supplementary Agreement signed in accordance with Item 8.3.

8.	The Effectiveness, Term and Termination of this Agreement

8.1	Unless both Parties reached separate agreement in written form, this Agreement should be signed by the legal representative or authorized representatives of both parties, and be approved by the independent shareholders of the board of directors in accordance with limits of authority for examining and approving and regulatory provision of the listed place, then shall enter into force from January 1, 2009.

8.2	This Agreement is valid for three years since January 1, 2009 until December 31, 2011 only. After the effectiveness of this Agreement, the previous connected transactions Agreement shall be automatically terminated.

8.3	If any terms of this agreement need to be modified, both Parties should enter into a supplemental agreement before the end of November of the previous year against the relating Fiscal year. If both Parties failed to do so, the provisions of supply in the year are applicable to the next fiscal year before reaching an agreement or settling the disputes according to item 8.4.

8.4	If two Parties failed to reach an agreement in connection with any matters of the transaction price (including but not limited to the amount and the time of payment), once upon the requirement of any party, these matters shall be submitted to Zoucheng City Pricing Bureau as a mediator to determine a solution. Zoucheng City Price Bureau’s decision shall be final and binding upon both parties.

8.5	Prior to the termination of this Agreement, both Parties can discuss and sign a new coal products and materials supply agreement to ensure the normal operation and production of both Parties after such termination.

8.6	If any Party (“defaulting party”) has defaulted or materially breached any of the terms of this Agreement, and did not cure such default or breach within the reasonable period of notice so given by another Party, or such default or breach are not able to be cured, this Agreement may be terminated by another Party.

8.7	Termination of this Agreement shall not damage any occurred right or duty of any party.

9.	Performance

In accordance with the regulatory provisions of the listed place of any other shares listed companies (including but not limited to“Hong Kong Stock Exchange Listing Rules”, “Shanghai Stock Exchange Stock Listing Rules”), the annual limitation of the transaction shall be made for continuing connected transactions under this Agreement. If the annual limitation for supply transactions needs to be approved by independent shareholders of the Company, then the continuity of such transactions shall depend on the approval of independent shareholders of the Company. If in any year the actual occurring amount of such transactions exceeds the annual limitation approved by independent shareholders of the Company, both parties should terminate the supply, which exceeds the annual limitation approved by independent shareholders, before the Company fulfills the approval procedure according to the regulatory provisions of the listed place.

10.	Announcement

Any party shall without the prior written consent of the other party, not make or allow others (in the scope that one side is capable of controlling another) to make any announcement relating to the main issues of this Agreement or any related matters, except the announcement made in accordance with the provisions of the law or the China Securities Regulatory Commission, Shanghai Stock Exchange, the Hong Kong Stock Exchange , the Securities and Futures Commission in Hong Kong, the New York Stock Exchange, the United States Securities and Exchange Commission or regulatory authorities of the listed place of any other shares listed companies.

11.	Others

11.1	Neither party shall without the previous consent in writing of the other party assign or transfer rights or obligations of this agreement thereof to the third party.

11.2	This Agreement and its Appendix shall be integrated into the complete Agreement, which two parties reached concerning any related matter under this Agreement, and replace all previous agreements relating to this transaction. If one party (“defaulting party”) violates the clauses of the original connected transactions, the effectiveness of this Agreement does not affect the other party’s (“non-defaulting party”) rights for breach of default party.

11.3	If any provisions of this Agreement become illegal, invalid or unenforceable at any time, the others shall not be affected.

11.4	No party to this Agreement shall be liable to the other party for any failure of or delay in performance of its obligations by force majeure, then he may supply the evidence and notify the other party of the circumstances in writing, then it shall not be deemed to be in breach of this Agreement. The other party should grant a reasonable period of time to fulfill the duties and obligations as the case may be.

11.5	Both parties agree in accordance with the provisions of relevant laws of China to bear all the relevant costs and expenses arising from the signature of this Agreement, or share them equally in case there is no relevant regulation.

11.6	The amendments to this Agreement or its Appendix shall be made possible in writing, and shall be signed by both parties and approved through taking appropriate legal action.

11.7	Whereas there are separate provisions, one party’s failure or delay to exercise his right, power or privilege under this Agreement does not constitute a waiver of such right, power or privilege, and a single or partial exercise of such right, power or privilege does not exclude and reject the exercise of any other right, power or privilege.

11.8	The Appendix is an integral part of this Agreement, and shall be equally binding upon both parties as the Agreement itself.

12.	Notice

12.1	In accordance with this Agreement, any notice or other document shall be made in writing and sent by hand, mail or fax to the relevant parties to the following address?

(a) Yankuang Group:	Yankuang Group Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province P.R. of China

Tel:	0537-5382232

Fax:	0537-5382831

(b) The Company:	Yanzhou Coalmining Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province, P.R. of China

Tel:	0537-5383196

Fax:	0537-5382032

12.2	The delivery ways and time of notice or other document

(a) Delivery by hand:	the hand-over time of letter

(b) Delivery by mail:	within 5 working days after delivery (excluding Saturday, Sunday and Chinese public Holiday); or

(c) Delivery by fax:	the receiving time of fax. If the fax is received outside business hours, the receiving time shall be the general business hours of the second day (excluding Saturday, Sunday and Chinese public Holiday), and the sender should show the confirmation issued by the fax machine to certify that the fax has been sent completely.

13.	Governing law and jurisdiction

This agreement shall be governed by and construed by the related laws of the People’s Republic of China. All disputes (including any issues concerning the existing, validity, rights and duties of both parties under this Agreement) arising from or in connection with this Agreement shall be settled amicably through friendly negotiation. Where the disputes fail to be resolved, both Parties agree to submit the disputes to Jining Arbitration Commission for arbitration according to its prevailing Provision Rules of Procedure. This arbitrate award shall be final and binding upon both parties.

14.	Others

This Agreement is made out in quadruplicate originals in Chinese, all copies shall have equal legal effect. Each Party shall hold two copies respectively after signing and sealing this Agreement by the legal representative or authorized representative of both parties.

In witness hereof, this agreement has been signed on the date specified on the first page.

Yankuang Group Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Yanzhou Coal Mining Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Appendix: Provision of Coal Products and Materials

Item No.	Item	Pricing basis	Supply period (Years)	Termination notice period (Months)
1	Materials (including but not limited to steel, timber, oil & grease, bearings, labor protection articles and other related material supplies).	Market price	3	12

Provision of Electricity and Heat Agreement

Between

Yanzhou Coal Mining Co., Ltd.

And

Yankuang Group Co., Ltd.

October 31, 2008

The Agreement is made and come into force of this      day of October 31, 2008 in Zoucheng City, Shandong Province, between

Yanzhou Coal Mining Co., Ltd., a limited liability company under the laws of P.R. of China, listing in Shanghai, Hong Kong and New York Stock Exchange, having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000400001016, and its legal representative of Wang Xin (hereinafter referred to as “the Company”).

and

Yankuang Group Co., Ltd., a limited liability company under the laws of P.R. of China, a state owned enterprise having its registered office at 298 Fushannan Road Zoucheng, Shandong, P.R. of China, 273500, its business license for an enterprise as a legal person registry number: 370000018019807, and its legal representative of Geng Jiahuai (hereinafter referred to as “Yankuang Group”).

Whereas:

23.	On September 25, 1997, Yankuang Group, as the only sponsor, pursuant to China Laws, founded the Company. As a part of the reorganization, Yankuang Group injected assets and liabilities relevant to major coal production business into the Company, and Yankuang Group retained remaining assets and liabilities.

24.	After IPO and listing of the Company in Shanghai, Hong Kong, New York Stock Exchange separately, Yankuang Group remains the controlling stockholder of the Company, holding 52.86% of stocks in the Company by the date of the agreement.

25.	On January 10, 2006, Yankuang Group and the Company entered into Provision of Electricity Agreement, which was ratified by independent directors on March 24, 2006. This agreement, according to which the Yankuang Group provided Company and its coal mines and its relevant assets with electricity, was effective since January 1, 2006 to December 31, 2008.

26.	The Company is purchasing the controlling interest held by Yankuang Group in Shandong Hua Ju Energy Co., Ltd. (hereinafter referred to as “Hua Ju Energy”), who owns electricity supply and heat supply systems, scattered over the mining area (the headquarters of Yankuang Group and the Company, affiliated coal mines, relevant assets allocated areas). After the acquisition of controlling interest in Hua Ju Energy by the Company, Hua Ju Energy will continue providing Yankuang Group with electricity and heat.

Pursuant to Contract Law of the People’s Republic of China, relevant laws and regulations, and listing company supervision rules, the Company and Yankuang Group, through friendly discussion, agree on provision of electricity and heat as below:

1.	Definitions and explanations

1.1	Definition

In this circular, unless the context requires otherwise, the following expressions have the following meaning:

“Existing Continuing Connected Transaction Agreements”	The agreement in relation to the Existing Continuing Connected Transactions entered into between Yankuang Group and the Company on 10 January 2006, namely, the Provision of Electricity Agreement

“Fiscal year”	Each year from January 1 and ended December 31

“Half a year”	For a fiscal year, it means from January 1 to June 30 or from July 1 to December 31

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“PRC”	People’s Republic of China

“RMB”	Renminbi, the lawful currency of the PRC

“subsidiaries”	Holding subsidiaries and other affiliates of Yankuang Group and the Company

1.2	Explanation

Unless contrary intention appears, otherwise,

a.	In the agreement, involving in provision of electricity and heat, both Yankuang Group and the Company mean itself and its subsidiaries, and Yankuang Group also includes its frequently contact persons (“contact persons” has the meaning ascribed to it in the Rules Governing the Listing of Securities of the Stock Exchange of Hong Kong Limited), in addition, the subsidiaries of Yankuang Group excluding the Company and its subsidiaries;

b.	One party in the agreement and any other agreements include its successors or approved assignees, in case;

c.	Articles and appendixes mean articles and appendixes of this agreement;

d.	Any article of the agreement should not be understood as forbidden the agreement to be postponed, revised, modified or supplemented; and

e.	The title of the agreement is short for use, which do not influence the content and explanation of the agreement.

2.	Provision of electricity and heat

The Company shall provide Yankuang Group with electricity and heat in accordance with terms in this agreement and in written supplement frequently agreed by the parties.

3.	Way to operate

3.1	Yankuang Group shall submits electricity and heat demand plan of next year or service adjustment plan of the year (“annual provision plan”) to the Company before November 31 each year. The parties shall agree on the plan before December 31 of the year.

3.2	The parties and their subsidiaries and Yankuang Group’s contact persons, shall enter into specific provision of electricity and heat contract in accordance with this agreement (include annual provision plan developed under this agreement).

3.3	During the implementation of the annual provision plan or specific provision contract, if necessary and agreed by the parties, the annual provision plan or specific provision contract can be adjusted.

3.4	The charge of provision of electricity and heat can be paid in one time or by installments.

3.5	Before the last business day of each calendar month, the parties shall enter the items of account payable or account receivable of continuing connected transaction into the account book. All the payments of continuing connected transaction of each calendar month, excluding unfinished transaction or disputed ones, shall be settled in the next month.

4.	Pricing benchmark of provision of electricity and heat

The price of provision of electricity and heat is equal to that approved by governmental authorities (including but not limited to Shandong Province Price Bureau, Jining Municipal Price Bureau), and settled on the basis of actual consumption by Yankuang Group.

5. Representations, warranties and undertakings by the Company

5.1	The Company, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

5.2	The Company has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

5.3	The entrance or the implementation of this agreement by the Company neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

5.4	The Company undertakes that, the provision of electricity and heat will meet the requirements and standards frequently agreed by the parties.

5.5	The Company undertakes that, it has enough qualified employees, following guidance and instruction, to provide Yankuang Group with electricity and heat that can meet the reasonable requirements by Yankuang Group.

5.6	If the electricity and heat under this agreement is provided by its subsidiaries and/or contact persons, the Company promises that the provision to Yankuang Group and/or its subsidiaries and contact persons will conform to the articles of this agreement.

5.7	If the electricity and heat by its subsidiaries and/or contact persons violates the articles of this agreement, the Company promises to accept responsibility.

5.8	The Company undertakes that, it will prompt its subsidiaries to take any necessary action to fulfill the obligations under this agreement.

5.9	The Company undertakes that, during the execution of this agreement, it will take reasonable measures avoiding losses of Yankuang Group; otherwise, it will make compensation.

6.	Representations, warranties and undertakings by Yankuang Group

6.1	Yankuang Group, a limited liability company under the laws of P.R. of China, an independent legal entity, holds a valid business license.

6.2	Yankuang Group has been engaged in business activities in accordance with the laws, and never involves in any business exceeding the scope set by laws.

6.3	The entrance or the implementation of this agreement by Yankuang Group neither breaches nor legally conflicts with any other its entered agreements or its articles of corporation.

6.4	Yankuang Group undertakes to pay the Company for provision of electricity and heat in time in accordance with this agreement.

6.5	Yankuang Group undertakes that, during the execution of this agreement, it will take reasonable measures avoiding losses of the Company; otherwise, it will make compensation.

7.	Termination of Electricity or Heat Supply

7.1

Any party can terminate certain types of electricity or heat supply or purchase by giving written notice of termination to the other party, not less than 12 months ago. Termination notice must describe the beginning date of such termination.

Such termination shall be set forth automatically from the beginning date specified in notification and not affect other rights and obligations of Yankuang Group and Company under this Agreement.

7.2	For the avoidance of doubt, both Parties agree, when the Company has sent the termination notification of l electricity or heat supply in accordance with section 7.1, since the date of the notification until the expiry date of effectiveness Yankuang Group should supply the Company with electricity or heat, in accordance with the provisions applicable at the previous time of supply (except the supply period). The applicable provisions should include the relative terms of the Supplementary Agreement signed in accordance with Item 8.3.

8.	The Effectiveness, Term and Termination of this Agreement

8.1	Unless both Parties reached separate agreement in written form, this Agreement should be signed by the legal representative or authorized representatives of both parties, and be approved by the independent shareholders of the board of directors in accordance with limits of authority for examining and approving and regulatory provision of the listed place, then shall enter into force from January 1, 2009, before which electricity supply shall be made according to “ Electricity Supply Agreement” signed on Jan 10, 2006 between Yankuang Group and the Company.

8.2	This Agreement is valid for three years since January 1, 2009 until December 31, 2011 only. After the effectiveness of this Agreement, the previous connected transactions Agreement shall be automatically terminated.

8.3	If any terms of this agreement need to be modified, both Parties should enter into a supplemental agreement before the end of November of the previous year against the relating Fiscal year. If both Parties failed to do so, the provisions of supply in the year are applicable to the next fiscal year before reaching an agreement or settling the disputes according to item 8.4.

8.4

If two Parties failed to reach an agreement in connection with any matters of the transaction price (including but not limited to the amount and the time of payment), once upon the requirement of any party, these matters shall be submitted to

Zoucheng City Pricing Bureau as a mediator to determine a solution. Zoucheng City Price Bureau’s decision shall be final and binding upon both parties.

8.5	Prior to the termination of this Agreement, both Parties can discuss and sign a new coal products and materials supply agreement to ensure the normal operation and production of both Parties after such termination.

8.6	If any Party (“defaulting party”) has defaulted or materially breached any of the terms of this Agreement, and did not cure such default or breach within the reasonable period of notice so given by another Party, or such default or breach are not able to be cured, this Agreement may be terminated by another Party.

8.7	Termination of this Agreement shall not damage any occurred right or duty of any party.

9. Performance

In accordance with the regulatory provisions of the listed place of any other shares listed companies (including but not limited to “Hong Kong Stock Exchange Listing Rules”, “Shanghai Stock Exchange Stock Listing Rules”), the annual limitation of the transaction shall be made for continuing connected transactions under this Agreement. If the annual limitation for supply transactions needs to be approved by independent shareholders of the Company, then the continuity of such transactions shall depend on the approval of independent shareholders of the Company. If in any year the actual occurring amount of such transactions exceeds the annual limitation approved by independent shareholders of the Company, both parties should terminate the supply, which exceeds the annual limitation approved by independent shareholders, before the Company fulfills the approval procedure according to the regulatory provisions of the listed place.

10.	Announcement

Any party shall without the prior written consent of the other party, not make or allow others (in the scope that one side is capable of controlling another) to make any announcement relating to the main issues of this Agreement or any related matters, except the announcement made in accordance with the provisions of the law or the China Securities Regulatory Commission, Shanghai Stock Exchange, the Hong Kong Stock Exchange , the Securities and Futures Commission in Hong Kong, the New York Stock Exchange, the United States Securities and Exchange Commission or regulatory authorities of the listed place of any other shares listed companies.

11.	Others

11.1	Neither party shall without the previous consent in writing of the other party assign or transfer rights or obligations of this agreement thereof to the third party.

11.2	This Agreement and its Appendix shall be integrated into the complete Agreement, which two parties reached concerning any related matter under this Agreement, and replace all previous agreements relating to this transaction. If one party (“defaulting party”) violates the clauses of the original connected transactions, the effectiveness of this Agreement does not affect the other party’s (“non-defaulting party”) rights for breach of default party.

11.3	If any provisions of this Agreement become illegal, invalid or unenforceable at any time, the others shall not be affected.

11.4	No party to this Agreement shall be liable to the other party for any failure of or delay in performance of its obligations by force majeure, then he may supply the evidence and notify the other party of the circumstances in writing, then it shall not be deemed to be in breach of this Agreement. The other party should grant a reasonable period of time to fulfill the duties and obligations as the case may be.

11.5	Both parties agree in accordance with the provisions of relevant laws of China to bear all the relevant costs and expenses arising from the signature of this Agreement, or share them equally in case there is no relevant regulation.

11.6	The amendments to this Agreement or its Appendix shall be made possible in writing, and shall be signed by both parties and approved through taking appropriate legal action.

11.7	Whereas there are separate provisions, one party’s failure or delay to exercise his right, power or privilege under this Agreement does not constitute a waiver of such right, power or privilege, and a single or partial exercise of such right, power or privilege does not exclude and reject the exercise of any other right, power or privilege.

11.8	The Appendix is an integral part of this Agreement, and shall be equally binding upon both parties as the Agreement itself.

12.	Notice

12.1	In accordance with this Agreement, any notice or other document shall be made in writing and sent by hand, mail or fax to the relevant parties to the following address:

(a) Yankuang Group:	Yankuang Group Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province P.R. of China

Tel:	0537-5382232

Fax:	0537-5382831

(b) The Company:	Yanzhou Coalmining Co., Ltd

Address:	298, Fushannan Road, Zoucheng City, Shandong Province, P.R. of China

Tel:	0537-5383196

Fax:	0537-5382032

12.2	The delivery ways and time of notice or other document

(a) Delivery by hand:	the hand-over time of letter

(b) Delivery by mail:	within 5 working days after delivery (excluding Saturday, Sunday and Chinese public Holiday); or

(c) Delivery by fax:	the receiving time of fax. If the fax is received outside business hours, the receiving time shall be the general business hours of the second day (excluding Saturday, Sunday and Chinese public Holiday), and the sender should show the confirmation issued by the fax machine to certify that the fax has been sent completely.

13.	Governing law and jurisdiction

This agreement shall be governed by and construed by the related laws of the People’s Republic of China. All disputes (including any issues concerning the existing, validity, rights and duties of both parties under this Agreement) arising from or in connection with this Agreement shall be settled amicably through friendly negotiation. Where the disputes fail to be resolved, both Parties agree to submit the disputes to Jining Arbitration Commission for arbitration according to its prevailing Provision Rules of Procedure. This arbitrate award shall be final and binding upon both parties.

14.	Others

This Agreement is made out in quadruplicate originals in Chinese, all copies shall have equal legal effect. Each Party shall hold two copies respectively after signing and sealing this Agreement by the legal representative or authorized representative of both parties.

In witness hereof, this agreement has been signed on the date specified on the first page.

Yankuang Group Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Yanzhou Coal Mining Co., Ltd
(Seal)

Legal Representative
/Authorized Representative
(Signature)

Appendix: Provisions of Electricity and Heat

Item	Pricing basis	Supply period (Years)	Termination notice period (Months)
Electricity supply	negotiated price	3	12
Heat supply	negotiated price	3	12